Exhibit 21

Subsidiary	Jurisdiction of Incorporation
2233516 Ontario, Inc.	Canada
AB Canada Holdings I Limited Partnership	Canada
AB Canada Holdings II Partnership	Canada
AB Canada Holdings III Limited Partnership	Canada
AB Car Rental Services Inc.	Delaware
AB Funding Pty Ltd.	Australia
AB Luxembourg Holdings, S.á r.l.	Luxembourg
ABG Car Services Holdings LLC	Delaware
Advance Ross Corporation	Delaware
Advance Ross Intermediate Corporation	Delaware
Advance Ross Sub Company	Delaware
AE Consolidation Limited	England and Wales
AE Holdco Limited	England and Wales
Aegis Motor Insurance Limited	Isle of Man
AESOP Leasing Corp.	Delaware
AESOP Leasing LP	Delaware
ARAC Management Services Inc.	Delaware
ARACS LLC	Delaware
Arbitra S.A.	Argentina
Asia Business Rentals Pte Ltd	Singapore
Auto Accident Consultants Pty. Limited	Australia
Auto-Hall S.A.	France – Monaco
Avis Africa Limited	England and Wales
Avis Alquile un Coche S.A.	Spain
Avis Asia and Pacific LLC	Delaware
Avis Asia Limited	England and Wales
Avis Assistance Limited	England and Wales
Avis Auto Service GmbH	Germany
Avis Autonoleggio S.p.A.	Italy
Avis Autonoleggio SpA Fleet Co S.A.P.A.	Italy
Avis Autoverhuur B.V.	The Netherlands
Avis Autovermietung AG	Switzerland
Avis Autovermietung Beteiligungs GmbH	Germany
Avis Autovermietung GmbH & Co KG	Germany
Avis Autovermietung Verwaltungs GmbH	Germany
Avis Autovermietung GesbmH	Austria
Avis Belgium SA	Belgium
Avis Budget Car Rental LLC	Delaware
Avis Budget Car Rental Canada ULC	Nova Scotia
Avis Budget Contact Centers Inc.	Canada
Avis Budget de Puerto Rico, Inc.	Puerto Rico
Avis Budget EMEA Limited	England and Wales
Avis Budget Finance Inc.	Delaware
Avis Budget Group Business Support Centre Kft	Hungary
Avis Budget Group Pty Limited	Australia

Avis Budget Holdings LLC	Delaware
Avis Budget International Financing, S.á r.l.	Luxembourg
Avis Budget Rental Car Funding (AESOP) LLC	Delaware
Avis Budget Group Limited	New Zealand
Avis Car Rental Group LLC	Delaware
Avis Caribbean, Limited	Delaware
Avis Commercial Holdings Limited	England and Wales
Avis Contact Centres Limited	England and Wales
Avis Contact Centres S.A.	Spain
Avis Delaware Business Trust	Delaware
Avis Europe & Middle East Limited	England and Wales
Avis Europe Group Holdings BV	The Netherlands
Avis Europe Holdings Limited	England and Wales
Avis Europe International Reinsurance Limited	Isle of Man
Avis Europe Investment Holdings Limited	England and Wales
Avis Europe Investments Limited	England and Wales
Avis Europe Overseas Limited	England and Wales
Avis Europe Risk Management Limited	England and Wales
Avis Finance Company (No. 2) Limited	England and Wales
Avis Finance Company (No. 3) Limited	Jersey
Avis Finance Company Limited	England and Wales
Avis Financement Vehicles SAS	France
Avis Financial Services Limited	England and Wales
Avis Group Holdings LLC	Delaware
Avis Holdings, Inc	Delaware
Avis India Investments Private Limited	India
Avis International Ltd.	Delaware
Avis International Holdings, LLC	Delaware
Avis Investment Services (No. 2)	England and Wales
Avis Investment Services Limited	England and Wales
Avis IP Security Limited	England and Wales
Avis Leasing Corporation	Delaware
Avis Leisure Services Limited	Jersey
Avis Licence Holdings Limited	England and Wales
Avis Location de Voitures Sarl	Luxembourg
Avis Location de Voitures SAS	France
Avis Lube Inc.	Delaware
Avis Management Pty. Limited	Australia
Avis Budget Services Limited	England and Wales
Avis Management Services, Ltd.	Delaware
Avis New York General Partnership	New York
Avis Operations LLC	Delaware
Avis Pension Trustees Limited	England and Wales
Avis Portugal S.G.P.S. LDA	Portugal
Avis Profit Share Trustees Limited	England and Wales
Avis Rent A Car (Isle Of Man) Limited	Isle of Man
Avis Rent A Car Limited	England and Wales

Avis Rent A Car Limited	New Zealand
Avis Rent A Car Sdn. Bhd.	Malaysia
Avis Rent A Car System LLC	Delaware
Avis Service Inc.	Delaware
Avis (US) Holdings BV	The Netherlands
Aviscar Inc.	Canada
Avis Truck Leasing Limited	England and Wales
B2B Leasing BV	The Netherlands
Baker Car and Truck Rental Inc.	Arkansas
Barcelsure Limited	England and Wales
Bell’Aria S.p.A	Italy
BGI Leasing Inc.	Delaware
Budget Funding Corporation	Delaware
Budget International, Inc.	Delaware
Budget Locacao de Veiculos Ltda.	Brazil
Budget Rent A Car Australia Pty. Ltd.	Australia
Budget Rent A Car Limited	New Zealand
Budget Rent a Car Operations Pty. Ltd.	Australia
Budget Rent A Car System Inc.	Delaware
Budget Rent A Car Licensor, LLC	Delaware
Budget Truck Rental LLC	Delaware
Budgetcar Inc.	Canada
Business Rent A Car GmbH	Austria
Camfox Pty. Ltd.	Australia
Caraway Travel sarl	France
CCRG Servicos De Automoveis Ltda	Brazil
CD Intellectual Property Holdings, LLC	Delaware
C.D. Bramall (Bingley) Limited	England and Wales
Cellrent Limited	England and Wales
Cendant Finance Holding Company LLC	Delaware
Centre Point Funding, LLC	Delaware
Centrus Limited	England and Wales
Chaconne Pty. Limited	Australia
Cilva Holdings Limited	England and Wales
Cirrus Capital (Jersey) One Limited	Jersey
Cirrus Capital (Jersey) Two Limited	Jersey
Constellation Reinsurance Company Limited	Barbados
Ecovale	England and Wales
Europe Leisure Holdings NV	The Netherlands
Garage St Martin sas	France
Garep AG	Switzerland
HFS Truck Funding Corporation	Delaware
Manor National Limited	England and Wales
Milton Location de Voitures SAS	France
Motorent Inc.	Tennessee
National Car Rentals (Private) Limited	Singapore

Pathfinder Insurance Company	Colorado
Pause BV	The Netherlands
Payhot Limited	England and Wales
PF Claims Management Ltd.	Delaware
PR Holdco, Inc.	Delaware
PV Holding Corp.	Delaware
PVI Kraftfahrzeug- Leasing GmbH	Germany
Quartx Fleet Management Inc.	Delaware
Rent-A-Car Company, Incorporated	Virginia
Runabout, LLC	Delaware
Safeguard (Legal Expenses) Limited	England and Wales
SCA sas	France
Servicios Avis S.A.	Mexico
Sceptre-Europe Limited	England and Wales
Show Group Enterprises Pty Limited	Australia
Societe de Developpement et de Location Avis	France
Sovial Sociedade de Viaturas de Aluguer LDA	Portugal
Strongdraw Limited	England and Wales
Team Fleet Financing Corporation	Delaware
Upperextra Limited	England and Wales
Upperextra (No. 2) Limited	England and Wales
Virgin Islands Enterprises Inc.	Virgin Islands
W.T.H. Fleet Leasing Pty. Limited	Australia
W.T.H. PTY. Limited	Australia
We Try Harder Pty. Limited	Australia
Wizard Co. Inc.	Delaware
Wizard Services Inc.	Delaware
WTH Canada Inc.	Canada
WTH Car Rental, ULC	Canada
WTH Funding Limited Partnership	Canada
Yourway Rent A Car Limited	New Zealand
Yourway Rent A Car Pty Limited	Australia
Zodiac Autovermietung AG	Austria
Zodiac Europe Finance Company Limited	England and Wales
Zodiac Europe Investments Limited	England and Wales
Zodiac Europe Limited	England and Wales
Zodiac Italia S.p.A.	Italy
Zodiac Rent a Car Limited	England and Wales